Exhibit 10.17

Termination Agreement

Dated as of July 26, 2023

This Termination Agreement (the “Agreement”) dated as of the date first set forth above (the “Effective Date”) is entered into by and between ZEROSPO, an exempted company incorporated in the Cayman Islands (the “Company”) and Shuhei Komatsu (the “Investor”). The Company and Investor may collective be referred to as the “Parties” and each individually as a “Party”.

WHEREAS, pursuant to a Subscription Agreement by and between the Parties, dated as of July 26, 2023 (the “Subscription Agreement”), the Investor acquired from the Company that certain 8% Convertible Unsecured Note as attached hereto as Exhibit A (the “Note”) and that certain Common Share Purchase Warrant as attached hereto as Exhibit B (the “Warrant”), pursuant to the offering undertaken by the Company pursuant to the ZEROSPO Investor Package for Up to $2,000,000 Notes Plus Warrants to Purchase Common Shares, dated as of March 6, 2023 (the “Investor Package”), for a total amount paid by the Investor to the Company of $100,000 (the “Investment Amount”); and

WHEREAS, the Parties now desire to terminate the Note and the Warrant, and simultaneously therewith, the Investor will acquire certain common shares of the Company for an investment equal to the Investment Amount;

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Section 1. Termination. As of the Effective Date, each of the Note and the Warrant are hereby terminated, and shall hereafter be null and void and of no further force or effect. All of the principal amount and accrued interest pursuant to the Note is hereby forgiven and hereby deemed paid in full. Investor acknowledges and agrees that Investor has no further rights pursuant to the Note, the Warrant, or the Investor Package, and hereby irrevocably releases the Company from all obligations thereunder.

Section 2. New Investment. The Parties acknowledge and agree that, upon execution of this Agreement, the Investor expects to acquire certain common shares of the Company pursuant to a new offering being undertaken by the Company, for an investment equal to the Investment Amount (the “New Investment”). Therefore the Company shall retain the Investment Amount following the execution of this Agreement and shall apply the Investment Amount as payment by the Investor for the common shares in the New Investment, which shall be completed pursuant to separate agreements between the Company and the Investor.

Section 3. Representations and Warranties of the Investor. The Investor represents and warrants to the Company as set forth below.

(a)	Organization and Standing. The Investor is a natural person and has all requisite power and authority to own his properties and conduct his business as it is now being conducted.

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(b)	Due Authority; No Violation. Investor has all requisite rights and authority or the capacity to execute, deliver and perform Investor’s obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Investor and the Investor, and no other proceedings on the part of the Investor are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby or thereby on the part of the Investor. The execution, delivery and performance of this Agreement will not (i) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets may be bound or (ii) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive award or decree of any governmental authority applicable to the Investor or (iii) conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) any order, judgment, arbitration award, or decree to which such the Investor is a party or by which it or any of its assets or properties are bound.

(c)	Ownership. The Investor is the sole owner and holder of the Note and the Warrant, and no other person or entity has any right, title or interest therein.

(d)	Approvals. No approval, authority, or consent of or filing by the Investor with, or notification to, any governmental authority, is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

(e)	Enforceability. This Agreement has been duly executed and delivered by the Investor and, assuming that this Agreement constitutes the legal, valid and binding obligation of the Company, constitutes the legal, valid, and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally.

Section 4. Representations and Warranties of the Company. The Company represents and warrants to the Investor as set forth below.

(a)	Organization and Standing. The Company is duly organized, validly existing, and in good standing under the laws of the Cayman Islands and has all requisite power and authority to own its properties and conduct its business as it is now being conducted.

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(b)	Due Authority; No Violation. The Company has all requisite rights and authority or the capacity to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company, and no other proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby or thereby on the part of the Company. The execution, delivery and performance of this Agreement will not (i) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets may be bound or (ii) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive award or decree of any governmental authority applicable to the Company or (iii) conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) the Company’s organizational documents, or any order, judgment, arbitration award, or decree to which such the Company is a party or by which it or any of its assets or properties are bound.

(c)	Approvals. No approval, authority, or consent of or filing by the Company with, or notification to, any governmental authority, is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

(d)	Enforceability. This Agreement has been duly executed and delivered by the Company and, assuming that this Agreement constitutes the legal, valid and binding obligation of the Investor, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally.

Section 5. Assignment. No Party shall have any power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor’s due performance of its obligations hereunder, without the prior written consent of the other Party and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect. Notwithstanding the foregoing, the Company may transfer, assign or delegate to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company any of Company’s rights, obligations or duties hereunder. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

Section 6. No Third-Party Rights. Except as expressly provided in this Agreement, this Agreement is intended solely for the benefit of the Parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person or entity other than the Parties hereto.

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Section 7. Entire Agreement. This Agreement sets forth the entire agreement of the Parties and shall supersede any and all prior agreements and understandings with respect to the matters set forth herein. This Agreement may be changed only by a written document signed by the Investor and the Company.

Section 8. Survival. The provisions of Section 6 through Section 16, inclusive, and the representations, warranties covenants and agreements of the Parties set forth herein, shall survive the Effective Date and the closing of the transactions set forth herein.

Section 9. Severability. If any one or more of the provisions, or portions of any provision, of the Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions or parts hereof shall not in any way be affected or impaired thereby.

Section 10. Governing Law and Waiver of Jury Trial.

(a)	This Agreement, and any and all claims, proceedings or causes of action relating to this Agreement or arising from this Agreement or the transactions contemplated herein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural laws of the State of New York, in each case as in effect from time to time and as the same may be amended from time to time, and as applied to agreements performed wholly within the State of New York, provided that, with respect to the Warrant, to the extent required to give effect to the transactions herein, the laws of the Cayman Island shall control with respect to the terms, conditions, rights and obligations with respect thereto, to the extent required by such laws.

(b)	each Party agrees that all legal proceedings concerning this Agreement shall be commenced in the state and federal courts sitting in NEW YORK CITY, NEW YORK (the “Selected Courts”). Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the Selected Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the rights of a Party under this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Selected Courts, or such Selected Courts are improper or inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.

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(c)	TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 10(c).

(d)	If any Party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing Party in such action or proceeding shall be reimbursed by the other Party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

Section 11. General Remedies. Each Party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other Party, and thus each Party acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by such Party of the provisions of this Agreement, that the other Party shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

Section 12. Expenses. Other than as specifically set forth herein, each of the Parties will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with this Agreement and the transactions contemplated herein.

Section 13. Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other Party, or by registered or certified mail, return receipt requested, postage prepaid, or by email with return receipt requested and received or nationally recognized overnight courier service, addressed as set forth below or to such other address as either Party shall have furnished to the other in writing in accordance herewith. All notices, requests, demands and other communications shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail, and (iii) on receipt of confirmed delivery, if sent by email.

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If to the Company:

ZEROSPO

Attention: Yoshio Ukaji

Higashiooi Urbanheim, 3F

5-19-9, Higashiooi

Shinagawa, Tokyo 140-0011, Japan

Email: ukaji@moveaction.co.jp

If to the Investor, to

Shuhei Komatsu

[_________________]

[_________________]

Email: [_________________]

Section 14. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 15. Rule of Construction. The general rule of construction for interpreting a contract, which provides that the provisions of a contract should be construed against the Party preparing the contract, is waived by the Parties hereto. Each Party acknowledges that such Party was represented by separate legal counsel in this matter who participated in the preparation of this Agreement or such Party had the opportunity to retain counsel to participate in the preparation of this Agreement but elected not to do so.

Section 16. Execution in Counterparts, Electronic Transmission. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. The signature of any Party which is transmitted by any reliable electronic means such as, but not limited to, a photocopy, electronically scanned or facsimile machine, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature or an original document.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

ZEROSPO

By:	/s/ Yoshio Ukaji
Name:	Yoshio Ukaji
Title:	Chief Investor Officer

Shuhei Komatsu

By:	/s/ Shuhei Komatsu
Name:	Shuhei Komatsu

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Exhibit A

8% Convertible Unsecured Note

(Attached)

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Exhibit B

Common Share Purchase Warrant

(Attached)

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